UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04643

Volumetric Fund, Inc.

87 Violet Drive, Pearl River, NY 10965

Gabriel J. Gibs

87 Violet Drive, Pearl River, NY 10965

(Name and address of agent for service)

Registrant's telephone number:          845-623-7637

Date of fiscal year end: Dec 31

Date of reporting period: 12/31/2017

Explanatory Note: Added items 2 to 12, cover page and signatures.

Item 1.  Reports to Stockholders.

1

December 31, 2017

2017

Volumetric Fund, Inc.

   A No-Load Mutual Fund

Annual Report

2

To Our Shareholders:

Volumetric Fund’s (“Fund”) net asset value (“NAV)” advanced 17.5% during 2017, closing out the year at $21.02 per share.  This includes a 5.6% advance in the fourth quarter. In line with Volumetric Fund’s investment objective, “capital growth and secondarily downside protection”, there are continuous allocation changes to the portfolio between stocks and cash (money market investments). The Fund utilizes its proprietary “Internal Asset Allocation” formula to raise cash during negative market conditions and conversely reduce cash during positive market conditions. Therefore, the Fund uses two benchmarks to compare performance. These benchmarks are the Standard & Poor’s 500 Index, for the stock portion of the portfolio, and the Citi Group 3-Month Treasury–Bill Index for the money market portion of the portfolio. A combination of these benchmarks should be considered when making a comparison. For the year 2017, the Standard & Poor’s 500 Index gained 21.8% and the Citi Group 3-Month Treasury-Bill Index gained 0.8%.

The Volumetric Index which indicates the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, stood at $341,967 on December 31, 2017. Our compounded annual return, during our 39 years of history, has been 9.48%.

The Fund typically invests in a broadly diversified portfolio of large and mid-cap stocks; although the portfolio may also contain small cap stocks. The Fund’s securities are generally a blend of value and growth stocks.

As indicated on your December 31, 2017 account statement, it was noted that the Fund declared a long term capital gain distribution of $1.64 per share, to shareholders of record of December 27, 2017.The Fund went ex-dividend on December 28, 2017, and on that day the Fund’s opening NAV was reduced from $22.73 by the $1.64 distribution to $21.09.  Your capital gain distribution was reinvested into additional shares, except for cash dividend shareholders.

FOURTH QUARTER PORTFOLIO CHANGES

As mentioned above, the Fund’s NAV advanced 17.5% during 2017 and advanced 5.6% in the fourth quarter.  At year end,   December 31, 2017, the Fund held a cash position of 11.5%.  Currently, we have 72 securities in our portfolio with 67 gainers and 5 losers.  Our average stock in the portfolio has an unrealized gain of 39.4%. Six of our stocks have more than doubled.  Our best performing stock, other than DXC Technology Co. spinoff, was Brink’s Co., a security and protection service company, which more than tripled, with a 251.8% unrealized gain at year end. Our worst performing stock was Leggett & Platt Inc. with a 2.5% unrealized loss, at year end. Our ten leading stocks are shown in the “Top Stocks and Sector Holdings” section.

The following 15 stocks were added to the Fund’s portfolio during the fourth quarter: A O Smith Corporation, Automatic Data Processing Inc., Carnival Corp., Charles Schwab Corp., Cisco Systems Inc., Delta Air Lines Inc., Fluor Corp., JetBlue Airways Corp., Laboratory Corporation of America Holdings, M&T Bank Corp., Nucor Corp., Stericycle Inc., Tapestry Inc., The Mosaic Company., The Walt Disney Co.

On the sell side, utilizing the guidelines of our “Volume and Range” system, we sold the following 14 stocks from our portfolio:

Archer Daniels Midland, Carnival Corp., Emerson Electric Co., Green Plains Inc., Hewlett Packard Enterprise Company, JB Hunt Transport Services, Macy's Inc., McKesson Corp., Micro Focus International PLC, Procter & Gamble Co., PTC Inc., Quanta Services Inc., Stericycle Inc., Walgreens Boots Alliance Inc.

TOP STOCKS AND INDUSTRY HOLDINGS (Unaudited)

As of December 31, 2017, our ten greatest unrealized stock percentage gainers and our 10 largest industry holdings are listed below. See “Statement of Net Assets” on page 5 for details.

Company	Unrealized Gain (%)	% of Fund's Net Assets	Industry	% of Fund's Net Assets
Brink's Co	251.8%	2.9%	Computers and Semiconductors	7.5%
HP Inc.	192.2%	0.8%	Computer Software	6.9%
Cadence Design Systems Inc.	188.9%	2.0%	Financials	6.7%
FMC Corp	128.2%	1.9%	Services	6.5%
Cintas Corp	119.0%	1.7%	Chemicals	5.3%
Microchip Technology Inc.	93.3%	1.6%	Energy	4.7%
Toll Brothers Inc.	79.8%	1.5%	Transportation	4.6%
Autodesk Inc.	74.8%	1.5%	Aerospace & Defense	4.6%
Atmos Energy Corp	68.9%	0.6%	Consumer Cyclical	3.8%
Murphy Oil Corp	64.0%	1.4%	Industrial Conglomerates	3.5%
	Total:	15.9%	Total:	54.1%

OTHER NEWS

As mentioned in our Semi-Annual Report, at the Fund’s Annual Meeting on June 8, 2017, shareholders elected all nine nominated directors for their respective terms. The Fund’s shareholders of record, as of the close of business on April 17, 2017, voted 1,090,317 shares in favor and 10,338 shares against or abstentions to approve this proposal. Furthermore, they approved BBD, LLP, as the Fund’s independent registered public accounting firm for calendar year 2017. The Fund’s shareholders of record, as of the close of business on April 17, 2017, voted 1,098,991 shares in favor and 1,664 shares against or abstentions to approve this proposal.

The Board of Directors, at their November 29, 2017 meeting, approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Directors discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund’s portfolio; 2) the Fund’s performance was discussed indicating the quality of service being provided 3) the Fund’s expense ratio was noted to be in line with other no-load mutual funds of similar size and as indicated in the Prospectus, the management fee decreases on a sliding scale as the Fund’s assets grow.

UPDATE

January 2018 opened the year on a positive note. The Fund’s NAV rallied to an all-time record high of $22.33 (adjusted for dividend and capital gain distributions) on January 26, 2018, the same day the Standard & Poor’s 500, the Dow Jones Industrials and the NY Stock Exchange Composite Index reached an all-time high. However, February 2018 brought extreme volatility to the market. It was one of the market’s wildest weeks since the financial crisis. At the same time, the market bounced off its 2018 low on February 9, 2018. All three Indices and the Fund closed at a 2018 low on February 8, 2018. Since then the Fund has recovered and is in positive territory, up 0.43%, as of February 15, 2018. Irrespective of the market volatility, we will continue with the Fund’s investment philosophy and disciplined approach using our “Volume and Range” system. Consequently, we have increased the cash position from 7.9% on January 31, 2018 to 18.9%, as of February 15, 2018.

We thank you for your continued trust and confidence. If you are interested in obtaining our prospectus and general information about the Fund please visit our website, www.volumetric.com.  Also, do not hesitate to call us if you have any questions.

February 15, 2018

Sincerely,

Gabriel J. Gibs

Irene J. Zawitkowski

Jeffrey Gibs

Chair

CEO

President

Hypothetical Growth of a $10,000 Investment*

(From December 31, 2007 to December 31, 2017)

(Unaudited)

Compounded Annual Total Returns 12/31/17)
1 Year | 5 Years | 10 Years | Since Inception (1/1/79)
Volumetric Fund + 17.50% +11.01% + 5.87% + 9.48%
S&P 500 Index + 21.83% +15.79% + 8.50%
CitiGrp 3 Month T-Bill Index + 0.84% + 0.24% + 0.34%
Volumetric Fund
S&P 500 Index
CitiGroup 3-Month T-Bill Index
S&P $22,603
Volumetric $17,697
Citi 3Month T-Bill $10,350
$24,000
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17

*The chart represents the historical 10 year performance of a hypothetical investment of $10,000 in Volumetric Fund, S&P 500 Index and CitiGroup 3 Month T-Bill Index. The performance shown above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. All distributions and dividends are assumed to be reinvested. *The Standard & Poor's 500 Index ("S&P 500"), includes 500 leading companies in the U.S. economy. The* CitiGroup 3 Month T-Bill Index *reflects an average of the last three-month treasury bill issues. Both indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services.* Past performance is not predictive of future performance.

Industry Group Weight Percentage

(As a Percentage of Net Assets)

(Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year)

Years ended December 31	2017	2016	2015	2014	2013

Net asset value, beginning of year	$19.28	$18.90	$21.81	$21.82	$18.51
Income (loss) from investment operations
Net investment loss	(0.09)	(0.10)	(0.14)	(0.17)	(0.11)
Net realized and change in unrealized
gain (loss) on investments	3.47	2.17	(0.79)	1.59	4.67
Total from investment operations	3.38	2.07	(0.93)	1.42	4.56
Less distributions from:
Net realized gains	(1.64)	(1.69)	(1.98)	(1.43)	(1.25)
Total distributions	(1.64)	(1.69)	(1.98)	(1.43)	(1.25)
Net asset value, end of year	$21.02	$19.28	$18.90	$21.81	$21.82
Total return	17.50%	11.29%	(4.69%)	6.96%	26.42%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$35,465	$29,638	$26,691	$28,516	$25,901
Ratio of expenses to average net assets	1.91%	1.93%	1.92%	1.93%	1.94%
Ratio of net investment loss to average net assets	(0.46%)	(0.57%)	(0.70%)	(0.82%)	(0.56%)
Portfolio turnover rate	92%	87%	82%	96%	57%

VOLUMETRIC FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

See notes to financial statements

VOLUMETRIC FUND, INC.
STATEMENT OF NET ASSETS
December 31, 2017

Equities: 88.5%

SHARES	COMPANY	VALUE
	Aerospace & Defense -- 4.6%	
1,700	General Dynamics Corp	$ 345,865
2,000	L3 Technologies Inc	395,700
2,100	Raytheon Co	394,485
3,600	Rockwell Collins Inc	488,232
		1,624,282
	Chemicals -- 5.3%	
2,400	Air Products & Chemicals	393,792
7,300	FMC Corp	691,018
2,500	Int'l Flavors & Fragrances Inc	381,525
16,000	Mosaic Co	410,560
		1,876,895
	Computer Software -- 6.9%	
5,000	Autodesk Inc*	524,150
16,900	Cadence Design Systems Inc*	706,758
5,200	Microsoft Corp	444,808
8,343	Oracle Corp	394,457
3,700	Salesforce.com Inc*	378,251
		2,448,424
	Computers and Semiconductors -- 7.5%	
2,600	Apple Inc	439,998
14,000	HP Inc	294,140
9,600	Intel Corp	443,136
6,400	Microchip Technology Inc	562,432
8,700	Netapp Inc	481,284
4,200	Texas Instruments Inc	438,648
		2,659,638
	Construction -- 2.8%	
5,900	A O Smith Corp	361,552
7,500	Apogee Enterprises Inc	342,975
5,700	Fluor Corp	294,405
		998,932
	Consumer Cyclical -- 3.8%	
6,700	Leggett & Platt Inc	319,791
14,500	Pulte Homes Inc	482,125
11,200	Toll Brothers Inc	537,824
		1,339,740
	Drugs -- 1.0%	
2,600	Johnson & Johnson	363,272
		363,272
	Electrical Equipment -- 1.3%	
6,200	Ametek Inc	449,314
		449,314
	Electronic Services -- 2.7%	
3,300	Automatic Data Processing Inc	386,727
1,202	DXC Technology Co	114,070
3,900	Visa Inc Class A	444,678
		945,475
	Electronics -- 1.1%	
10,400	Cisco Systems Inc	398,320
		398,320
	Energy -- 4.7%	
4,100	Andeavor	468,794
7,000	ConocoPhillips	384,230
3,700	Exxon Mobil Corporation	309,468
16,000	Murphy Oil Corp	496,800
		1,659,292
	ETF (Exchange Traded Fund) -- 3.8%	
5,000	SPDR S&P 500 Trust	1,334,300
		1,334,300
	Financials -- 6.7%	
7,900	BB&T Corp	392,788
8,100	Charles Schwab Corp	416,097
5,600	Citigroup Inc	416,696
2,100	M&T Bank Corp	359,079
6,900	The Hartford Financial Services Group	388,332
4,500	Torchmark Corp	408,195
		2,381,187

SHARES	COMPANY	VALUE
	Food & Beverage -- 3.2%	
8,000	Coca-Cola Co	$ 367,040
3,300	McCormick & Co Inc (Non-Vtg)	336,303
5,300	Tyson Foods Inc - Class A	429,671
		1,133,014
	Healthcare -- 2.3%	
2,400	Laboratory Corp of America Holdings*	382,824
2,000	UnitedHealth Group Inc	440,920
		823,744
	Household Products -- 1.0%	
6,900	Church & Dwight Co Inc	346,173
		346,173
	Industrial Conglomerates -- 3.5%	
1,700	3M Company	400,129
2,700	Honeywell International	414,072
1,700	Roper Technologies Inc	440,300
		1,254,501
	Machinery -- 3.5%	
8,300	ITT Inc	442,971
2,300	Snap-On Inc	400,890
2,400	Stanley Black & Decker Inc	407,256
		1,251,117
	Materials -- 1.3%	
3,900	Avery Dennison Corp	447,954
		447,954
	Media -- 1.1%	
3,500	The Walt Disney Co	376,285
		376,285
	Metals & Mining -- 2.1%	
9,500	Newmont Mining Corp	356,440
6,100	Nucor Corp	387,838
		744,278
	Retail -- 3.5%	
350	Amazon.com Inc*	409,315
2,200	Costco Wholesale Corp	409,464
5,800	Tractor Supply Co	433,550
		1,252,329
	Services -- 6.5%	
13,000	Brink's Co	1,023,100
3,800	Cintas Corp	592,154
9,900	Waste Connections Inc	702,306
		2,317,560
	Textile - Apparel Clothing -- 3.2%	
3,400	Carter's Inc	399,466
2,400	Phillips-Van Heusen Corp	329,304
9,000	Tapestry Inc	398,070
		1,126,840
	Transportation -- 4.6%	
6,500	Delta Air Lines Inc	364,000
6,200	Expeditors Int'l of Washington Inc	401,078
17,000	JetBlue Airways Corp*	379,780
12,500	Werner Enterprises Inc	483,125
		1,627,983
	Utilities -- 0.5%	
2,300	Atmos Energy Corp	197,546
		197,546
TOTAL EQUITIES (Cost: $23,592,369)		**31,378,395**
INVESTMENT COMPANY 11.1%		
3,954,302	Shares -- Fidelity Money Mkt Gov Fd - Class I, 1.15%** (Cost: $3,954,302)	3,954,302
TOTAL INVESTMENTS (Cost: $27,546,671): 99.6%		**35,332,697**
CASH EQUIVALENTS/RECEIVABLE: 0.4%		
	Cash	100,148
	Dividends and Interest Receivable	31,739
TOTAL CASH EQUIVALENTS/ RECEIVABLES		**131,887**
TOTAL ASSETS		**35,464,584**
	Less Liabilities:	-
NET ASSETS 100.0%		**$ 35,464,584**
VOLUMETRIC SHARES OUTSTANDING		**1,686,891**
NET ASSET VALUE,OFFERING & REDEMPTION PRICE PER SHARE		**$ 21.02**

*Non-income producing security.

** Variable Rate Secuirty. The rate presented is as of December 31, 2017.

See notes to financial statemetns.

VOLUMETRIC FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2017

1.

Significant Accounting Policies

Volumetric Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.  The Fund’s investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)

Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•

Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2017, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP. There were no transfers among Levels 1, 2 and 3 for the year ended December 31, 2017. Transfers are recognized at the end of the reporting periods.

a)

Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal and state income tax returns for all open tax years (2014-2016) or expected to be taken during the year ended December 31, 2017, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

b)

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund’s taxable income to its shareholders. Therefore no federal income tax provision is required.

c)

Distributions to Shareholders: It is the Fund’s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. The Board of Directors declared the following distributions.

The tax character of distributions recorded and paid during the years ended December 31, 2017 and 2016 were as follows: Long Term Capital Gains:  2017: $2,572,998, 2016: $2,437,283.  Ordinary Income: 2017: $0, 2016: $0.

d)

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000.  The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund.  This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At December 31, 2017, there were 4,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

4. Purchases and Sales of Investment Securities / Federal Tax Cost Information

For the year ended December 31, 2017, purchases and proceeds from sales of securities were $26,632,351 and $26,068,009, respectively.  At December 31, 2017 the cost of investments for Federal income tax purposes was $27,546,671.  Accumulated net unrealized appreciation on investments was $7,786,026 consisting of $7,813,490 gross unrealized appreciation and $27,464 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2017 net assets consisted of:

Net capital paid in on shares of stock…………………………….	$27,678,558
Unrealized appreciation of investments………………………….	7,786,026
Net Assets	$35,464,584

6. Federal Income Tax

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation…………………………………………...	$7,786,026
Distributable earnings…………………………………..	$7,786,026

For the year ended December 31, 2017, the Fund recorded the following reclassification, accumulated net investment loss was decreased by $149,075, accumulated net realized gain on investments was decreased by $92,498 and net capital paid in on shares of stock was decreased by $56,577. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on the Fund’s net assets.

7. Commitments and Contingencies

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of

Volumetric Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the “Fund”) as of December 31, 2017 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Volumetric Fund, Inc. since 2009.

Philadelphia, Pennsylvania

February 23, 2018

PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863 or visit www.volumetric.com.

Information is available to shareholders who are interested in the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund’s toll-free number, 800-541-3863, or by visiting the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission’s website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863 or visit www.volumetric.com.

DIRECTORS (Unaudited)

Directors, who are not salaried employees of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting they attend. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all of their fees were paid by the Adviser.  On a yearly basis, the full Board of Directors meet three times and the Independent Directors meet three times. In addition, the Audit Committee meets twice and the Governance & Nominating committee meets once.

INFORMATION ABOUT YOUR FUND’S EXPENSES

For the six months ended December 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2017 – December 31, 2017.

Below are two ways to evaluate your Fund’s costs.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the Fund’s actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

	Beginning Account Value, 07/01/17	Ending Account Value, 12/31/17*	Net Expense Ratio	Expenses Paid During Period**
Actual	$1,000	$ 1,097.60	1.91%	$10.10
Hypothetical 5% Return	$1,000	$ 1,015.58	1.91%	$ 9.70

*The actual total return for the six-month period ended December 31, 2017, was 9.76%.

**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT

Volumetric Advisers, Inc.

87 Violet Drive

Pearl River, NY 10965

CUSTODIAN

U.S. Bank N.A.

Milwaukee, WI  53212

IRA AND PENSION ACCOUNTS TRUSTEE

Equity Trust Company

P.O. Box 8963

Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

DIRECTORS (Unaudited)

The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund’s Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND or visiting www.volumetric.com.

Interested Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director-ships Held by Director during Past Five Years
Gabriel J. GibsVolumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 info@volumetric.com Age: 81	Chair of the Board, Portfolio Co-Manager, Director	Annually 1978	Chair, Portfolio Co-Manager and Founder of the Fund. Gabriel was Chief Executive Officer (CEO) from 1978 (inception) to 2016 and Portfolio Manager from inception to 2003. Mr. Gibs is also the President of Volumetric Advisers, Inc.	1	None
Irene J. Zawitkowski Volumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 info@volumetric.com Age: 64	CEO, Senior Portfolio Manager and Director	Annually 1978	CEO and Senior Portfolio Manager since 2016. Ms. Zawitkowski was President and Portfolio Co-Manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers, Inc.	1	None

Independent Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director-ships Held by Director during Past Five Years
Josef Haupl9 Grove PlaceMountain Lakes, NJ 07046 bod@volumetric.com Age: 73	Director (1)	Annually 2004	Engineering consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, Dr. 7 Main Street, RR 5 Mt. Kisco, NY 10549-3923 bod@volumetric.com Age 39	Director (3)	Annually 2012	Associate Professor of Economics, Anisfield School of Business at Ramapo College of NJ, since 2005. Executive Director emeritus of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan 38 South Main Street Pearl River, NY 10965 bod@volumetric.com Age 49	Director(3)	Annually 2017	Proprietor of Neil T. O’Sullivan, CPA, PLLC since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Volumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 shareholdercomments @volumetric.com Age: 76	Director (1)(4)	Annually 1996	Stephen Samitt, CPA, LLC, since 2008. Previously, Principal, Briggs Bunting & Dougherty, LLP, a full service public accounting firm, since 1997. He was elected by the Board as the Fund’s Financial Expert.	1	None
Allan A. SamuelsRockland Business Assoc.One Blue Hill PlazaPearl River, NY 10965 bod@volumetric.com Age: 79	Director (2)	Annually 2007	CEO and President of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 700 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations.	1	None
David L. Seidenberg29 Shaw RoadWoodcliff Lake, NJ 07677 bod@volumetric.com Age: 71	Director (3)	Annually 1983	President, SQ Ventures, LLC, since 2002. Previously, Vice President of Davos Chemical Company from 1972 until 2002.	1	None
Raymond W. SheridanR. Sheridan Financial, Inc. 19 E. Washington Ave Pearl River, NY 10965 bod@volumetric.com Age: 67	Director (1)	Annually 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services. Vice President and Treasurer of the Fund between 1997 and 2005.	1	None
Non-Director
Officer
Jeffrey M. GibsVolumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 info@volumetric.com Age: 51	President, Portfolio Co-Manager, Chief Compliance Officer	N/A

President and Portfolio Co-Manager since 2016 and CCO since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He has worked as a consultant to the Fund since 1989. Jeffrey is also on the management team at Volumetric Advisers, Inc. He was previously employed by US Bank and AIS (acquired by US Bank) as Vice President of hedge fund accounting and operations (2005 to 2015). Jeffrey is the son of Gabriel Gibs.

				N/A	N/A

(1) Member of the Governance & Nominating Committee; (2) Chair of the Governance & Nominating Committee; (3) Member of the Audit Committee;

(4) Chair of the Audit Committee.

87 Violet Drive

Pearl River, New York 10965

845-623-7637

800-541-FUND

Ticker: VOLMX

www.volumetric.com

Investment Adviser and

Transfer Agent

Volumetric Advisers, Inc.

Pearl River, New York 10965

Custodian

U.S. Bank N.A.

Milwaukee, WI 53212

Independent Registered Public

 Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Board of Directors

Gabriel J. Gibs, Chair

Josef Haupl

Alexandre M. Olbrecht, Dr.

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

David L. Seidenberg

Raymond W. Sheridan

Irene J. Zawitkowski

Officers

Gabriel J. Gibs

    Chair, Portfolio Co-Manager

Irene J. Zawitkowski

    CEO, Senior Portfolio Manager

Jeffrey M. Gibs

    President, Portfolio Co-Manager, CCO

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)For purposes of this item, 'code of ethics' means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant' website; however, the website states how the Code of Ethics may be obtained free of charge upon request.

(f) A copy of the Code of Ethics is attached as an exhibit. You may request a free copy of the Code of Ethics by calling the Fund at 800-541-3863 or writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965.

Item 3. Audit Committee Financial Expert.

(a) The Registrant's Board of Directors has determined that Stephen Samitt is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Samitt is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2017 - $18,500

2016 - $14,500

(b)  Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

2017 - None

2016 - None

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

2017 - $2,000

2016 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

2017 - None

2016 - None

(e)

(1) Audit Committee's Pre-Approval Policies

The registrant's Audit Committee is required to pre-approve all audit services and non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee

2016 & 2017

Audit-Related Fees:       100.00%

Tax Fees:                       100.00%

All Other Fees:                   0.00%

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $0

2016 - $0

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6. Schedule of Investments: Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Volumetric Fund, Inc.

By:  /s/ Gabriel J. Gibs

Gabriel Gibs

Chair

Date 2/26/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Irene Zawitkowski

Irene Zawitkowski

CEO

Date 2/26/2018

By:   /s/ Jeffrey Gibs

Jeffrey Gibs

President

Date 2/26/2018